The Japan Fund, Inc.

Supplement dated August 26, 2008

to the Prospectus dated January 28, 2008

This Supplement modifies the Prospectus. Please keep this Supplement and read it together with the Prospectus.

The following information supplements the information on page 10, included under the section entitled “The Investment Advisor”:

On August 20, 2008, the shareholders of the Fund approved a new Investment Advisory Agreement between the Fund and Nomura Asset Management U.S.A. Inc. (“NAM USA”) and a sub-advisory agreement referenced therein. The terms of the new Investment Advisory Agreement are substantially identical to the current agreement with Fidelity except that NAM USA has agreed to waive a 10 basis point portion of its investment advisory fee for a period of 24 months.

The following information supplements the information on pages 10 and 11, included under the section entitled “The Sub-Advisors”:

On August 20, 2008, the shareholders of the Fund approved a new Sub-Advisory Agreement between NAM USA and its parent, Nomura Asset Management Co., Ltd. (“NAM Tokyo”, and together with NAM USA, “Nomura”).

The Fund expects that the transition to NAM USA and NAM Tokyo as the Fund’s investment advisor and sub-advisor will become effective in the Fall of 2008 after transition arrangements are completed. In managing the Fund, Nomura will employ a “multi-manager” approach in which portfolio investments are allocated among several portfolio managers applying different investment styles – including value, growth and small cap. This approach will replace the Fund’s growth investment style followed by its existing investment advisor. The Board of Directors of the Fund does not intend to make any material changes to the Fund’s investment objective or other fundamental policies described in the Fund’s Prospectus and Statement of Additional Information.

NAM USA has provided investment management services to institutional client portfolios and investment vehicles since 1976. NAM Tokyo was organized in 1977 following a merger of two investment advisory firms in the Nomura Group. As of June 30, 2008, NAM Tokyo and its investment advisory subsidiaries had approximately $249.8 billion in assets under management. Additional information regarding Nomura is contained in the Fund’s Proxy Statement, dated July 2, 2008, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov/.

INVESTMENT COMPANY ACT FILE NO: 811-01090	JPN-SK-003-0100 (8/08)